united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 8/31

Date of reporting period: 8/31/17

Item 1. Reports to Stockholders.

SFG Futures Strategy Fund
Annual Report
August 31, 2017

1-855-256-0149
www.sfgalternatives.com
Distributed by Northern Lights Distributors, LLC
Member FINRA

SFG Futures Strategy Fund

SHAREHOLDER LETTER

August 31, 2017

FUND STRATEGY

The Fund seeks to provide returns non-correlated with traditional portfolios by employing its strategy of managed futures via liquid, exchange traded financial instruments. Implementation of the managed futures strategy is based on multiple forms of diversification across: market sectors, geography, investment horizon and tactical strategies such as trend-following and mean reversion. The fundamental strategy is being deployed by allocating assets to multi-strategy single portfolio managers and/or one or more commodity pools, operated by Efficient Capital Management, LLC.

Efficient Capital Management, LLC, allocates trading authority to commodity trading advisors (each a “CTA”) – via separately managed accounts – according to the CTA’s correlation to the Underlying Pool’s overall portfolio. Each Underlying Pool invests according to such Underlying Pool manager’s trading strategy, and will generally trade a diversified portfolio of commodity interest, including but not limited to: futures contracts, forward contracts, listed options and foreign exchange. Trade duration spans across various time frames and could last over one year. Quantitative models driven mainly by volatility and correlation measurements are employed to control investment bias on the decisions that determine the portfolio’s leverage and entry and exit trade signals.

The Fund utilizes strategies and investment techniques aimed to produce risk-adjusted returns over a full market cycle while managing risk exposure. These are also exchange traded strategies that may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricing’s or anticipated price movements; and/or benefit from cyclical themes and relationship or special situation events (such as spin-offs or reorganizations). Such strategies may have low sensitivity to traditional markets because they seek opportunities and risks that are unrelated to traditional markets.

Fund Performance

For the period September 1st, 2016 through August 31st, 2017, the Funds Class A share (EFSAX) returned -5.33% while the Funds Class I (Institutional) share (EFSIX) returned -4.98%.

Between September and November, 2016 rising bond yields, reversals in commodity markets, and weakness in U.S. and European equities all conspired to produce trading losses for the fund. Bond yields experienced their largest increase in months as hawkish rhetoric from U.S. policymakers and doubts regarding European and Asian central bankers’ appetites for additional stimulus drove bond markets lower. A looming presidential election and polls indicating a tightening race in the U.S. introduced uncertainty into equity markets, resulting in the largest losing month for the S&P 500 since January, 2016. Reversals in commodity markets proved particularly challenging as crude oil prices rose more than 6% on renewed talk of an OPEC production freeze. Prices then tumbled nearly 10% over the latter half of the period as rising U.S. inventories and doubts regarding OPEC’s resolve toward its planned production freeze weighed on markets.

December 2016 profits highlighted a calendar year in which the fund outperformed many single-manager and long-term trend-following funds. The differentiated returns in 2016 were the result of strong performance from many of the portfolio’s diversifying strategies. In addition, the fund’s longer-term trend following managers significantly outperformed their peer group, further enhancing the relative return. Longer-term trend following strategies tended to struggle during 2016, but the portfolio’s global macro managers, short-term strategies and unique diversifiers found opportunity and were able to generate positive returns. Diversifying managers continue to play an important role in helping the portfolio remain balanced across return drivers and risk factors.

During the period January, 2017 – April, 2017, gains from each of the fund’s diversifying strategy groups (unique diversifiers, short-term and global macro) helped offset losses from longer-term trend following managers, significantly reducing the fund’s overall deficit during this time. Although the overall trading result was negative during the period, we were encouraged by the positive contribution from each of the fund’s varying strategy groups. The results highlights the benefit of including diversifying managers in a managed futures portfolio as these managers play an important role in helping the portfolio remain balanced across return drivers and market opportunities. As demonstrated during January – April 2017, diversifying strategies have the potential to mitigate losses by generating profits during challenging periods for trend following strategies.

The fund logged small gains in May through August, 2017 as strong performance from short-term strategies and positive contribution from unique diversifying managers lifted the overall result. The positive contribution from these strategy groups complemented more modest profits from differentiated trend followers and global macro managers, helping offset losses from traditional long-term trend following. The profits from diversifying strategies helped the fund deliver strong relative performance during a month that was generally negative for most long-term trend following managers.

European and North American equities produced the strongest profits as markets rallied to all-time highs on strong corporate fundamentals. Interest rate trading was also positive as bond markets rallied and yields fell. Geopolitical concerns and disappointing economic data contributed to the decline in global yields and introduced uncertainty regarding the expected pace of future Fed rate hikes. Currency trading was relatively flat with gains in the euro offset by losses in the British pound and Canadian dollar. The fund suffered its largest losses in the commodity sector as agricultural proceeds were offset by sharp losses in energies and metals. For the period, winning managers outnumbered losers by more than 3-to-1 with diversifying strategies accounting for the vast majority of the fund’s overall gain.

As demonstrated within this time frame, diversifying strategies are not only capable of offsetting losses during difficult periods for longer-term trend following but can also drive meaningful gains during these challenging periods. As such, we remain committed to our mandate of identifying the very best trading talent in the managed futures space, offering a broadly diversified fund and managing the fund for volatility and risk.

FUND OUTLOOK

Performance of managed futures typically depends on two chief influences: stable/rising volatility and/or sustainable trends within the markets and/or strategies traded. Below is the adviser’s outlook for the market and how it may affect the fund over the next year. The adviser fully recognizes that market assessments can swing from red to green and back to red rapidly. With that disclaimer, here’s a review of the advisers major market views for the next year.

●	The adviser believes the pace of the current economic expansion should continue to be intrinsically lower than in previous cycles, as high leverage levels, demographic influences, low productivity output, and sub-optimal global policy making are likely to persist as headwinds in the year ahead.

●	The adviser maintains a sharp slowing in real GDP growth is coming in 2018. The advisers 2H17 annualized forecast is near 2.5%, slightly above consensus. It is in 2018 where the adviser diverges significantly. The adviser believes growth will slow sharply to 1.75% on labor supply constraints and continued subdued productivity growth.

●	The adviser thinks that the ECB should begin proper taper in December 2017, and hike once in late 2018; BoJ should lift 10-yr JGB target in spring 2018, and hike once in late 2018. U.S. Fed shrinkage should offset ECB increase while BoJ adds global liquidity. Global central bank balance sheets would still increase but at their slowest pace in a decade.

●	The adviser believes it reasonable to expect US P/E multiples contracting next year even if earnings rise, given the slow and measured onset of Fed tightening. Assuming a moderately faster pace of global economic growth, continued profits growth but high valuations in the US, 2018 appears like a flat return year for bond and equity portfolios.

The adviser believes the opportunity set for the fund remains strong. The world economy is in full throttle, but the adviser warns this is as good as it may get. With asset class volatility and correlations at pre-crisis lows, never a more opportune time to allocate to a multi-manager fund that historically has demonstrated non-correlation in rising markets and negative correlation in crisis markets.

Larry Shover
Chief Investment Officer
Solutions Funds Group
(866)-734-0131
www.SFGAlternatives.com

4805-NLD-9/19/2017

SFG Futures Strategy Fund

PORTFOLIO REVIEW

August 31, 2017

The fund’s performance figures* for each period ended August 31, 2017, compared to its benchmarks:

	Annualized	Annualized	Annualized	Annualized
	One Year	Three Year	Five Year	Since Inception **
SFG Futures Strategy Fund - Class A	(5.33)%	0.06%	(0.26)%	(0.50)%
SFG Futures Strategy Fund - Class A with load	(9.61)%	(1.46)%	(1.17)%	(1.30)%
SFG Futures Strategy Fund - Class C	(5.89)%	(0.71)%	(1.02)%	(1.18)%
SFG Futures Strategy Fund - Class I	(4.98)%	0.28%	(0.03)%	(0.26)%
SFG Futures Strategy Fund - Class N	(5.33)%	0.06%	(0.56)%	(0.76)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	0.62%	0.29%	0.20%	0.19%
S&P 500 Total Return Index ****	16.23%	9.54%	14.34%	15.09%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns for periods greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated December 29, 2016 is 2.95%, 3.70%, 2.70% and 2.95% for Class A, C, I and N, respectively. Class A shares are subject to a maximum sales charge of up to 4.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-855-256-0149.

**	Inception date is December 30, 2011.

***	The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

****	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Holdings By Asset Class	% of Net Assets
Money Market Fund	65.4%
Alternative Investment	23.8%
Mutual Fund	6.5%
Exchange Traded Fund	2.2%
Other Assets Less Liabilities	2.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

SFG Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2017

Shares		Value
	ALTERNATIVE INVESTMENT - 23.8%
6,052	Efficient Diversified Fund SPC – SFG Segregated Portfolio * +	$6,521,846
	TOTAL ALTERNATIVE INVESTMENT (Cost - $5,807,965)

	EXCHANGE TRADED FUND - 2.2%
	EQUITY FUND - 2.2%
20,000	IndexIQ ETF Trust - IQ Hedge Multi-Strategy Tracker ETF	596,600
	TOTAL EXCHANGE TRADED FUND (Cost - $592,663)

	MUTUAL FUND - 6.5%
	ASSET ALLOCATION FUND - 6.5%
72,837	Invesco Convertible Securities Fund - Institutional Class	1,774,320
	TOTAL MUTUAL FUNDS (Cost - $1,465,141)

	SHORT-TERM INVESTMENT - 65.4%
	MONEY MARKET FUND - 65.4%
17,921,847	BlackRock Liquidity Funds T-Fund, Institutional Shares, 0.89% **	17,921,847
	TOTAL SHORT-TERM INVESTMENT (Cost - $17,921,847)

	TOTAL INVESTMENTS - 97.9% (Cost - $25,787,616) (a)	$26,814,613
	OTHER ASSETS LESS LIABILITIES - 2.1%	588,538
	NET ASSETS - 100.0%	$27,403,151

ETF - Exchange Traded Fund

SPC - Special Purpose Company

*	Non-Income producing security.

+	Securities for which quotations are not readily available. The aggregate value of such securities is 23.8% of net assets and they have been fair valued under procedures established by the Fund’s Board of Trustees.

**	Money market fund; interest rate reflects effective yield on August 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,787,679 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,026,934
Unrealized depreciation	—
Net unrealized appreciation	$1,026,934

See accompanying notes to financial statements.

SFG Futures Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

August 31, 2017

ASSETS
Investment securities:
At cost	$25,787,616
At value	$26,814,613
Dividends and interest receivable	12,792
Receivable for securities sold	600,000
Receivable for Fund shares sold	1,396
Prepaid expenses and other assets	14,407
TOTAL ASSETS	27,443,208

LIABILITIES
Investment advisory fees payable	15,738
Payable to related parties	4,797
Payable for Fund shares redeemed	865
Distribution (12b-1) fees payable	84
Accrued expenses and other liabilities	18,573
TOTAL LIABILITIES	40,057
NET ASSETS	$27,403,151

NET ASSETS CONSIST OF:
Paid in capital	$29,174,821
Accumulated net investment loss	(3,817,652)
Accumulated net realized gain from security transactions	1,018,985
Net unrealized appreciation of investments	1,026,997
NET ASSETS	$27,403,151

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$2,386
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	264
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.05	(b)
Maximum offering price per share (maximum sales charge of 4.50%)	$9.48

Class C Shares:
Net Assets	$48,722
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,607
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.69

Class I Shares:
Net Assets	$27,352,033
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,066,080
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.92

Class N Shares:
Net Assets	$9.58
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1.058
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.05

(a)	Redemptions made within 30 days of purchases may be assessed a redemption fee of 1.00%.

(b)	Net assets divided by shares outstanding does not equal net assets value due to rounding.

See accompanying notes to financial statements.

SFG Futures Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended August 31, 2017

INVESTMENT INCOME
Dividends	$130,133
Interest	85,533
TOTAL INVESTMENT INCOME	215,666

EXPENSES
Investment advisory fees	405,808
Distribution (12b-1) fees:
Class A	14
Class C	491
Administrative services fees	45,501
Transfer agent fees	39,508
Legal fees	31,000
Accounting services fees	27,238
Compliance officer fees	20,998
Shareholder service fees	19,498
Audit fees	17,600
Printing expense	14,501
Trustees fees and expenses	14,501
Registration fees	7,516
Other expenses	5,009
Custodian fees	5,001
Insurance expense	1,500
TOTAL EXPENSES	655,684

Less: Fees waived by the Advisor	(228,438)

NET EXPENSES	427,246

NET INVESTMENT LOSS	(211,580)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions	(399,230)
Net change in unrealized depreciation of investments	(728,860)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,128,090)

NET DECREASE IN NET ASSETS	$(1,339,670)

See accompanying notes to financial statements.

SFG Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
FROM OPERATIONS
Net investment loss	$(211,580)	$(309,875)
Net realized gain (loss) from security transactions	(399,230)	482,866
Net change in unrealized appreciation (depreciation) on investments	(728,860)	920,161
Net increase (decrease) in net assets resulting from operations	(1,339,670)	1,093,152

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(288)	(361)
Class C	(1,702)	(1,262)
Class I	(1,118,538)	(908,716)
Class N (a)	(0)	(0)
Net decrease in net assets resulting from distributions to shareholders	(1,120,528)	(910,339)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	4,759,032	4,281,556
Net asset value of shares issued in reinvestment of distributions:
Class A	288	360
Class C	1,702	1,262
Class I	1,094,976	894,279
Class N (a)	0	0
Redemption fee proceeds:
Class I	433	170
Payments for shares redeemed:
Class A	(17,616)	(118,414)
Class I	(3,556,154)	(4,137,272)
Net increase in net assets from shares of beneficial interest	2,282,661	921,941

TOTAL INCREASE (DECREASE) IN NET ASSETS	(177,537)	1,104,754

NET ASSETS
Beginning of Year	27,580,688	26,475,934
End of Year*	$27,403,151	$27,580,688
*Includes accumulated net investment loss of:	$(3,817,652)	$(2,669,567)

SHARE ACTIVITY
Class A:
Shares Reinvested	31	39
Shares Redeemed	(1,832)	(12,183)
Net decrease in shares of beneficial interest outstanding	(1,801)	(12,144)

Class C:
Shares Reinvested	191	137
Net increase in shares of beneficial interest outstanding	191	137

Class I:
Shares Sold	526,669	437,493
Shares Reinvested	120,591	95,747
Shares Redeemed	(385,048)	(424,669)
Net increase in shares of beneficial interest outstanding	262,212	108,571

Class N:
Shares Reinvested (b)	0	0
Net increase in shares of beneficial interest outstanding	0	0

(a)	Represents less than $1.00 per share.

(b)	Represents less than 1 share.

See accompanying notes to financial statements.

SFG Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended August 31,	Ended August 31,	Ended August 31,	Ended August 31,	Ended August 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.93	$9.71	$9.56	$9.12	$9.85
Activity from investment operations:
Net investment loss (1)	(0.11)	(0.14)	(0.15)	(0.13)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.41)	0.54	0.30	0.57	(0.44)
Total from investment operations	(0.52)	0.40	0.15	0.44	(0.59)
Less distributions from:
Net investment income	(0.36)	(0.18)	—	—	(0.14)
Total distributions	(0.36)	(0.18)	—	—	(0.14)
Paid-in-Capital From Redemption Fees	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$9.05	$9.93	$9.71	$9.56	$9.12
Total return (3)	(5.33)%	4.19%	1.57%	4.82%	(6.00)%
Net assets, at end of year(000s)	$2	$21	$138	$165	$836
Ratio of gross expenses to average net assets (4,5)	2.75%	2.74%	2.76%	2.88%	2.99%
Ratio of net expenses to average net assets (5)	1.88%	1.88%	1.88%	1.88%	1.88%
Ratio of net investment loss to average net assets (5)	(1.20)%	(1.47)%	(1.46)%	(1.47)%	(1.59)%
Portfolio Turnover Rate	19%	12%	14%	4%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment loss do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the fund invests.

See accompanying notes to financial statements.

SFG Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended August 31,	Ended August 31,	Ended August 31,	Ended August 31,	Ended August 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.56	$9.51	$9.43	$9.07	$9.84
Activity from investment operations:
Net investment loss (1)	(0.16)	(0.21)	(0.22)	(0.21)	(0.22)
Net realized and unrealized gain (loss) on investments	(0.40)	0.50	0.30	0.57	(0.43)
Total from investment operations	(0.56)	0.29	0.08	0.36	(0.65)
Less distributions from:
Net investment income	(0.31)	(0.24)	—	—	(0.12)
Total distributions	(0.31)	(0.24)	—	—	(0.12)
Paid-in-Capital From Redemption Fees	—	—	—	0.00 (2)	0.00 (2)
Net asset value, end of year	$8.69	$9.56	$9.51	$9.43	$9.07
Total return (3)	(5.89)%	3.15%	0.85%	3.97%	(6.66)%
Net assets, at end of year(000s)	$49	$52	$50	$50	$105
Ratio of gross expenses to average net assets (4,5)	3.50%	3.49%	3.51%	3.63%	3.74%
Ratio of net expenses to average net assets (5)	2.63%	2.63%	2.63%	2.63%	2.63%
Ratio of net investment loss to average net assets (5)	(1.81)%	(2.17)%	(2.22)%	(2.32)%	(2.33)%
Portfolio Turnover Rate	19%	12%	14%	4%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment loss do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the fund invests.

See accompanying notes to financial statements.

SFG Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended August 31,	Ended August 31,	Ended August 31,	Ended August 31,	Ended August 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.81	$9.75	$9.62	$9.16	$9.87
Activity from investment operations:
Net investment loss (1)	(0.07)	(0.11)	(0.12)	(0.12)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.41)	0.51	0.30	0.58	(0.43)
Total from investment operations	(0.48)	0.40	0.18	0.46	(0.56)
Less distributions from:
Net investment income	(0.41)	(0.34)	(0.05)	—	(0.15)
Total distributions	(0.41)	(0.34)	(0.05)	—	(0.15)
Paid-in-Capital From Redemption Fees (2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$8.92	$9.81	$9.75	$9.62	$9.16
Total return (3)	(4.98)%	4.27%	1.79%	5.02%	(5.72)%
Net assets, at end of year(000s)	$27,352	$27,508	$26,288	$26,674	$26,279
Ratio of gross expenses to average net assets (4,5)	2.50%	2.49%	2.51%	2.63%	2.74%
Ratio of net expenses to average net assets (5)	1.63%	1.63%	1.63%	1.63%	1.63%
Ratio of net investment loss to average net assets (5)	(0.81)%	(1.17)%	(1.22)%	(1.34)%	(1.33)%
Portfolio Turnover Rate	19%	12%	14%	4%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment loss do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the fund invests.

See accompanying notes to financial statements.

SFG Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class N

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended August 31,	Ended August 31,	Ended August 31,	Ended August 31,	Ended August 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.93	$9.71	$9.56	$9.12	$9.85
Activity from investment operations:
Net investment loss (1)	(0.11)	(0.15)	(0.15)	(0.13)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.41)	0.55	0.30	0.57	(0.58)
Total from investment operations	(0.52)	0.40	0.15	0.44	(0.73)
Less distributions from:
Net investment income	(0.36)	(0.18)	—	—	—
Total distributions	(0.36)	(0.18)	—	—	—
Paid-in-Capital From Redemption Fees	—	—	—	—	0.00 (2)
Net asset value, end of year	$9.05	$9.93	$9.71	$9.56	$9.12
Total return (3)	(5.33)%	4.19%	1.57%	4.82%	(7.41)%
Net assets, at end of year (000s) (4)	$0	$0	$0	$0	$0
Ratio of gross expenses to average net assets (5,6)	2.75%	2.74%	2.76%	2.88%	2.99%
Ratio of net expenses to average net assets (6)	1.88%	1.88%	1.88%	1.88%	1.88%
Ratio of net investment loss to average net assets (6)	(1.20)%	(1.47)%	(1.46)%	(1.47)%	(1.59)%
Portfolio Turnover Rate	19%	12%	14%	4%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Represents less than $1,000 in net assets.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	The ratios of expenses to average net assets and net investment loss do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the fund invests.

See accompanying notes to financial statements.

SFG Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

August 31, 2017

1.	ORGANIZATION

The SFG Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term growth of capital aimed to produce risk-adjusted returns and absolute returns over a full market cycle while managing risk exposure. The Fund commenced operations on December 30, 2011.

The Fund currently offers four classes of shares: Class A shares, Class C shares, Class I shares and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.50%. Class C shares, Class I shares and Class N shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Solutions Funds Group, Inc. (the “Advisor”) fair values SFG Fund Limited (SFG-CFC) CTA positions daily. Efficient Capital Management (“Efficient”) the CTA manager provides a daily NAV for the CTA based on the current positions held in the CTA and calculates an estimated profit and loss. Efficient then calculates a profit and loss based on the previous day holdings using current day prices. Efficient reviews the completeness of the holdings and reviews material price changes for accuracy. Management fees and incentive fees are added to the estimated profit and loss to determine the estimated NAV each night. This process is completed twice a day to allow for intraday comparability. The fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis. The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm,

SFG Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2017

valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Efficient Diversified Fund SPC – The Fund invests a portion of its assets in SFG Fund Limited. SFG Fund Limited measures its investment assets at fair value, and reports a net asset value (“NAV”) or pro rata interest in the members’ capital as a practical expedient on a daily basis. In accordance with Accounting Standards Codification (‘ASC”) 820, the Fund has elected to apply the practical expedient to value its investment in the Efficient Diversified Fund SPC at the respective NAV each day. The Valuation Committee estimates the fair value of Efficient Diversified Fund SPC based on valuation estimates provided by a third party valuation service (NAV Consulting) that has transparency to all the holdings of the Efficient Diversified Fund SPC.

As of August 31, 2017, the Fund’s investments in SFG Fund Limited were valued at the NAV of the Efficient Diversified Fund SPC. The Efficient Diversified Fund SPC invests in customized classes of specific CTAs within the Efficient Diversified Fund SPC and values its underlying investments in accordance with policies established by Efficient Capital Management, which values holdings using a daily profit and loss approach. Efficient Diversified Fund SPC’s fair value of its holding is determined after the individual CTA generates trades/positions which are valued by a purchase and sales report by the exchange and transfers that information to the CTA’s clearing house. The clearing house transfers that information to Efficient Capital and NAV Consulting who then provides an estimated profit and loss. The actual value is reported the next day. These estimated fair values may differ from the values that would have been used had a market for the CTAs existed. The Fund has no unfunded commitments to purchase Efficient Diversified Fund SPC.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

SFG Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2017

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2017 for the Fund’s investments measured at fair value:

				Investments Valued
Assets *	Level 1	Level 2	Level 3	at NAV**	Total
Alternative Investment	$—	$—	$—	$6,521,846	$6,521,846
Exchange Traded Fund	596,600	—	—	—	596,600
Mutual Funds	1,774,320	—	—	—	1,774,320
Money Market Fund	17,921,847	—	—	—	17,921,847
Total	$20,292,767	$—	$—	$6,521,846	$26,814,613

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Please see the Schedule of Investments for industry classifications.

**	The Fund adopted Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) on September 1, 2016. As of August 31, 2017 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

Consolidation of Subsidiary – SFG Fund Limited (SFG-CFC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the SFG Futures Strategy Fund includes the accounts of SFG-CFC, a wholly owned and controlled subsidiary. SFG-CFC is a closed-end fund incorporated as an exempted company under the companies law of the Cayman Islands on December 16, 2011 and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The SFG Futures Strategy Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

SFG Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2017

A summary of the SFG Futures Strategy Portfolio’s investments in the CFC is as follows:

		CFC Net Assets at	% of Fund’s Total Net
	Inception Date of CFC	August 31, 2017	Assets at August 31, 2017
SFG Fund Limited	3/8/2012	$ 6,522,022	23.8%

SFG Fund Limited has invested the majority of its assets in Efficient Diversified Fund SPC – SFG Segregated Portfolio.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Exchange Traded Funds – The Funds may each invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund in its 2014 through 2016 tax returns or expected to be taken in its 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended August 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,230,122 and $1,736,720, respectively.

SFG Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2017

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Solutions Funds Group, Inc. serves as the Fund’s investment advisor. Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.55% of the Fund’s average daily net assets. For the year ended August 31, 2017, the Fund incurred $405,808 of advisory fees.

The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least December 31, 2017, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.88%, 2.63%, 1.63% and 1.88% for Class A, Class C, Class I and Class N, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended August 31, 2017 the Advisor waived $228,438 in advisory fees. As of August 31, 2017, the total amount of expense reimbursement subject to recapture is $697,871, of which $241,429 will expire on August 31, 2018, $228,004 will expire on August 31, 2019 and $228,438 will expire on August 31, 2020.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25%, 1.00% and 0.25% per year of the average daily net assets of Class A, Class C and Class N shares, respectively for such distribution and shareholder service activities. For the year ended August 31, 2017, the Fund incurred distribution fees of $14 and $491 for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. During the year ended August 31, 2017, the Distributor did not receive any underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended August 31, 2017, the Fund was assessed $433 in Class I redemption fees.

SFG Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2017

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund Section 2(a)(9) of the Act. As of August 31, 2017, TD Ameritrade, Inc. held 92.7% of the voting securities for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by TD Ameritrade, Inc. are also owned beneficially by any party who would be presumed to control the Fund.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the BlackRock Liquidity Funds T-Fund Institutional Shares (the “BlackRock Fund”). The BlackRock Fund invests at least 80% of its assets in US Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements relating to direct treasury obligations. The investment objective of the BlackRock Fund is current income with liquidity and stability of principal. The Fund may redeem its investment from the BlackRock Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the BlackRock Fund. The financial statements of the BlackRock Fund, including the portfolio of investments, can be found at the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of August 31, 2017 the percentage of the Fund’s net assets invested in the BlackRock Fund was 65.4%.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2017	August 31, 2016
Ordinary Income	$979,858	$910,339
Long-Term Capital Gain	—	—
Return of Capital	140,670	—
	$1,120,528	$910,339

As of August 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(425,323)	$(59,969)	$(2,313,312)	$1,026,934	$(1,771,670)

The difference between book basis and tax basis unrealized appreciation, accumulated net investment loss, and accumulated net realized gain (loss) from security transactions are primarily attributable to adjustments for the Fund’s wholly owned subsidiary and the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $138,226.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $287,097.

SFG Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2017

At August 31, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$18,056	$41,913	$59,969

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and the reclassification of Fund distributions, resulted in reclassifications for the Fund for the fiscal year ended August 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(214,023)	$214,023	$—

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust II and

Shareholders of

SFG Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of SFG Futures Strategy Fund, a series of Northern Lights Fund Trust II (the “Trust”), including the consolidated portfolio of investments, as of August 31, 2017, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SFG Futures Strategy Fund as of August 31, 2017, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKERLLP

Philadelphia, Pennsylvania
October 27, 2017

SFG Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

August 31, 2017

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 24-25, 2016, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the SFG Futures Strategy Fund (“SFG Futures Strategy”) and Solutions Funds Group, Inc. (“Solutions Funds Group”) (the “SFG Advisory Agreement”).

Based on their evaluation of the information provided by Solutions Funds Group, in conjunction with SFG Futures Strategy’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the SFG Advisory Agreement with respect to SFG Futures Strategy.

In advance of the Meeting, the Board requested and received materials to assist them in considering the SFG Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the SFG Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the SFG Advisory Agreement and comparative information relating to the advisory fee and other expenses of the SFG Futures Strategy. The materials also included due diligence materials relating to Solutions Funds Group (including due diligence questionnaires completed by Solutions Funds Group, select financial information of Solutions Funds Group, bibliographic information regarding Solutions Funds Group’s key management and investment advisory personnel, and comparative fee information relating to SFG Futures Strategy) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the SFG Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the SFG Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the SFG Advisory Agreement. In considering the renewal of the SFG Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Solutions Funds Group related to the proposed renewal of the SFG Advisory Agreement, including its Form ADV and related schedules, a description of the manner in which investment decisions were made and executed, a review of the professional personnel performing services for SFG Futures Strategy, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of Solutions Funds Group with respect to a series of important questions, including: whether Solutions Funds Group was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its advisory services to be provided to SFG Futures Strategy; whether there were procedures in place to adequately allocate trades among its respective clients; and whether Solutions Funds Group’s CCO would review the portfolio managers’ performance of their duties to ensure compliance under Solutions Funds Group’s compliance program. The Board also reviewed

SFG Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

August 31, 2017

information provided on Solutions Funds Group’s practices for monitoring compliance with SFG Futures Strategy’s investment limitations. The Board then reviewed the capitalization of Solutions Funds Group based on financial information provided by and representations made by Solutions Funds Group and concluded that Solutions Funds Group was sufficiently well-capitalized, or that its principals had the ability to make additional contributions in order to meet its obligations to SFG Futures Strategy. The Board concluded that Solutions Funds Group had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the SFG Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by Solutions Funds Group to SFG Futures Strategy were satisfactory.

Performance. The Board discussed the report prepared by Morningstar and reviewed the performance of SFG Futures Strategy as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended September 30, 2016. The Board noted that the Fund outperformed the benchmark, peer group and Morningstar category for the one year period and outperformed the benchmark and peer group but underperformed the Morningstar category for the three year period, and outperformed its benchmark and peer group while underperforming its Morningstar category for the since inception period. After further discussion, the Board concluded that Solutions Fund Group’s past performance was acceptable.

Fees and Expenses. As to the costs of the services provided by Solutions Funds Group, the Board discussed the comparison of advisory fees and total operating expenses as compared to a peer group and its Morningstar category as presented in the Morningstar Reports noting that its advisory fee was generally within the ranges of those in its peer group although higher than those in its Morningstar category. The Board noted the Fund’s multi-manager strategy may contribute to the higher advisory fee as compared to the Morningstar category which includes more single manager funds. The Board reviewed the contractual arrangements for SFG Futures Strategy, which stated that Solutions Funds Group had agreed to waive or limit its advisory fee and/or reimburse expenses at least until December 31, 2017, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.88%, 1.88%, 2.63% and 1.63%, of SFG Futures Strategy’s average net assets for Class A, Class N, Class C and Class I shares, respectively, and found such arrangements to be beneficial to shareholders. The Board noted that the Fund’s net expense ratio was lower than the median for its peer group and on par with Morningstar category median. The Board concluded that based on Solutions Funds Group’s experience, expertise and services provided to SFG Futures Strategy, the advisory fee charged by Solutions Funds Group, although on the higher side of SFG Futures Strategy’s peers and Morningstar category, was reasonable.

Profitability. The Board also considered the level of profits that would accrue to Solutions Funds Group with respect to SFG Futures Strategy based on profitability reports and analyses and the selected financial information of Solutions Funds Group provided by Solutions Funds Group. The Board discussed the services provided by Solutions Funds Group and considered the low projected growth of SFG Futures Strategy and Solutions Funds Group’s commitment to SFG Futures Strategy for the long-term. The Board concluded that anticipated profits realized from Solutions Funds Group’s relationship with SFG Futures Strategy were not excessive.

Economies of Scale. As to the extent to which SFG Futures Strategy would realize economies of scale as it grew, and whether the advisory fee levels reflected these economies of scale for the benefit of investors, the Board discussed the current size of SFG Futures Strategy and Solutions Funds Group’s expectations for growth of SFG Futures Strategy, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the SFG Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Solution Funds Group as the Trustees believed to be reasonably necessary to evaluate the terms of the SFG Advisory Agreement, and

SFG Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

August 31, 2017

as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the SFG Advisory Agreement, (a) the terms of the SFG Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the SFG Advisory Agreement is in the best interests of SFG Futures Strategy and its shareholders. In considering the renewal of the SFG Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the SFG Advisory Agreement was in the best interest of SFG Futures Strategy and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the SFG Advisory Agreement.

SFG Futures Strategy Fund

EXPENSE EXAMPLES (Unaudited)

August 31, 2017

As a shareholder of the SFG Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the SFG Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized	Beginning Account	Ending
	Expense	Value	Account Value	Expense Paid
Actual	Ratio	3/1/17	8/31/17	During Period*

Class A	1.88%	$1,000.00	$998.90	$9.47
Class C	2.63%	$1,000.00	$996.60	$13.24
Class I	1.63%	$1,000.00	$1,001.10	$8.22
Class N	1.88%	$1,000.00	$998.90	$9.47

	Annualized	Beginning Account	Ending
Hypothetical	Expense	Value	Account Value	Expense Paid
(5% return before expenses)	Ratio	3/1/17	8/31/17	During Period*

Class A	1.88%	$1,000.00	$1,015.73	$9.55
Class C	2.63%	$1,000.00	$1,011.95	$13.34
Class I	1.63%	$1,000.00	$1,016.99	$8.29
Class N	1.88%	$1,000.00	$1,015.73	$9.55

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

SFG Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

August 31, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services.)	1	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA since 2007 (executive consulting firm).	1	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	1	Board Member, Orizon Investment Counsel (financial services company)

SFG Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

August 31, 2017

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (from 2008 to 2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (since 2015) and Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds.	1	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004-2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011)	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of August 31, 2017 the Trust was comprised of 24 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-256-0149

8/31/17-NLII-v1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-256-0149 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-256-0149.

INVESTMENT ADVISOR
Solutions Funds Group, Inc.
300 Village Green Drive, Suite 210
Lincolnshire, IL 60069

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 – $14,500

2016 – $14,500

2017 – $14,500

(b)	Audit-Related Fees

2015 – None

2016 – None

2017 – None

(c)	Tax Fees

2015 – $3,100

2016 – $3,100

2017 – $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

2016 – None

2017 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016	2015
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 – $3,100

2016 – $3,100

2017 – $3,100

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 11/3/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 11/3/17

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasure

Date 11/3/17